FORBEARANCE AND CONSENT AGREEMENT, dated as of June 28, 2002
          (this "Agreement"), between VISKASE CORPORATION, a Pennsylvania corporation (the "Lessee"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as successor Owner Trustee under that certain Trust Agreement with General Electric Capital Corporation, as Owner Participant dated as of December 18, 1990 (the "Lessor"), relating to the Lease Agreement dated as of December 18, 1990 (as amended and supplemented to the date hereof, the "Lease"), between the Lessee and the Lessor, as successor Owner Trustee to Fleet National Bank, formerly known as Shawmut Bank Connecticut, National Association, formerly known as The Connecticut National Bank (capitalized terms used herein and not defined have the meanings assigned to such terms in the Lease).

     Whereas, the Lessee has failed to comply with, and may fail in the future to comply with, the Fixed Charge Coverage Ratio covenant in the Basic Documents; and

     Whereas, the Lessee has requested in accordance with the Basic Documents that the Lessor consent to certain transactions;

     Now therefore, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Forbearance. The Lessor hereby agrees to forbear until November 30, 2002 from exercising its rights and remedies under the Lease with respect to any Default or Event of Default arising from (i) the Lessee's failure to meet the Fixed Charge Coverage Ratio required under Section 5.09 of the Participation Agreement for the fiscal quarters ending on March 31 2002, June 30, 2002 and September 30, 2002 and (ii) the Guarantor being a debtor under Chapter 11 of the Bankruptcy Code.

     SECTION 2. Consent. Anything in the Basic Documents to the contrary notwithstanding, the Lessor hereby (i) appoints the Lessee as its agent for the sale of the Chicago Plant and (ii) consents to (A) the sale of the Chicago Site (and the Chicago Plant located therein) and agrees to execute such documents as are necessary to release the Chicago Site and the Chicago Plant from the Ground Lease, the Security Agreement, the 2000 Security Agreement and any security interest created by or pursuant to any of the foregoing agreements and (B) the sale of any property, plant or equipment located in Bedford Park or Chicago, Illinois and agrees to execute such documents as are necessary to release such property, plant or equipment from the 2000 Security Agreement and any security interest created by or pursuant to the foregoing. Any net cash proceeds from the sale of the Chicago Plant shall be for the benefit of, and shall be paid to, the Lessor for the benefit of the Owner Participant with respect to the Chicago Plant, without any adjustment (notwithstanding anything to the contrary contained in the Lease) of Basic Rent or other amounts due under the Lease. The Lessee shall present all bids or plans for the disposition of the Chicago Plant to the Lessor with a recommendation as to whether to accept such bid or plan. The Lessor (in consultation with the Owner Participant) shall consider in its reasonable business judgment whether to accept any recommendations by the Lessee, provided that Lessor's consent with respect to any such recommendation shall not be unreasonably withheld.

     SECTION 3. Effectiveness. This Agreement shall become effective as of the date first above written when the parties hereto shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Lessee and the Lessor.

     SECTION 4. Lease. Except with respect to the relevant provisions hereof, the Lease shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Agreement shall be a Basic Document as defined in Appendix A to the Lease and each other Basic Document to which the Lessee and the Lessor are a party (and the Lease and each other Basic Document are hereby amended to reflect such revision) . Accordingly, the parties hereto acknowledge that any breach of the Lessee's representations, warranties or covenants hereunder may result in an Event of Default, together with any consequences relating thereto, as set forth in the Basic Documents.

     SECTION 5. Effect of Agreement. Except as expressly set forth herein, the provisions of this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lessor under the Lease or the Lessor or Owner Participant under any other Basic Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Lease or any other Basic Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except with respect to the specific provisions hereof, nothing herein shall be deemed to entitle the Lessee or the Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Lease or any other Basic Document in similar or different circumstances.

     SECTION 6. Expenses. The Lessee agrees to promptly reimburse the Owner Participant and the Lessor $39,500, representing all expenses, including the reasonable fees, charges and disbursements of its counsel, incurred by the Owner Participant and the Lessor prior to the date hereof which are reimbursable to the Owner Participant and the Lessor under the Basic Documents.

     SECTION 7. Covenants; Further Assurances. (a) The Lessee hereby covenants and agrees with the Lessor that, from and after the date of this Agreement until satisfaction of all of the obligations of the Lessee hereunder, at any time and from time to time, upon the written request of the Lessor, and at the sole expense of the Lessee, Lessee will promptly and fully execute and deliver such further instruments and documents and take such further actions as the Lessor may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights herein granted.

     (b) The Lessor hereby covenants and agrees with the Lessee that, from and after the date of this Agreement until satisfaction of all of the obligations of the Lessor hereunder, at any time and from time to time, upon the written request of the Lessee, Lessor will promptly and fully execute and deliver such further instruments and documents and take such further actions as the Lessee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights herein granted.

     SECTION 8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED BY ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 10. Integration. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof and there are no other promises or representations, written or oral, by the parties relative to the subject matter hereof not reflected or referred to herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                STATE STREET BANK AND TRUST
                                COMPANY, not in its individual capacity, but solely as Owner Trustee

                                By:
                                      -------/s/-----------------------------
                                      Name:    Melissa A. DuMont
                                      Title:   Assistant Vice President

                                VISKASE CORPORATION

                                By:
                                      ---------------------------------------
                                      Name:    Gordon S. Donovan
                                      Title:   Vice President and CFO